Compass 2 and Compass 3 Variable Accounts:

                      Capital Appreciation Variable Account

                      Supplement to the Current Prospectus


Effective August 26, 2008, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Variable Accounts" is hereby restated as follows, with respect to the Capital Appreciation Variable Account only:


Portfolio Manager(s)

Information regarding the portfolio manager(s) of the Variable Account is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Variable Account shares, and possible conflicts of interest, is available in the Variable Account's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the Variable Account.

Portfolio Manager           Primary Role        Since    Title and Five Year History

Jeffrey C. Constantino      Portfolio Manager   2007     Investment officer of MFS; employed in the investment
                                                         area of MFS since 2000.

Maureen H. Pettirossi       Portfolio Manager   2005     Investment officer of MFS; employed in the investment
                                                         area of MFS since 2002.

                The date of this Supplement is August 26, 2008.